UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2003

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (STATE OR OTHER JURISDICTION)	1-10934 (COMMISSION FILE NO.)	39-1715850 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1100 Louisiana, Suite 3300, Houston, Tx		77002
(Address Of Principal Executive Offices)		(Zip Code)

 (713) 650-8900

 Registrant’s Telephone Number, Including Area Code:

Item 5.  Other events and Required FD Disclosure.

                On May 20, 2003 Enbridge Energy Partners, L.P.  (the “Company”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended with respect to a private offering of $200,000,000 principal amount of 4.75% Notes due 2013 and $200,000,000 principal amount of 5.95% Notes due 2033.  The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Enbridge Energy Partners, L.P. on May 20, 2003.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner

/s/ Jody L. Balko
Jody L. Balko
Controller

Date: May 29, 2003